Interest and Finance Costs, net	12 Months Ended
Dec. 31, 2014
Interest and Finance Costs, net [Abstract]
Interest and Finance Costs, net

8.Interest and Finance Costs, net

	2014	2013	2012
Interest expense	33,389	41,741	49,701
Less: Interest capitalized	(2,384)	(1,945)	(1,758)

Interest expense, net	31,005	39,796	47,943
Interest swap cash settlements non-hedging	3,231	5,012	8,043
Bunkers swap cash settlements	997	(151)	(2,433)
Bunker put options premium	1,199	-	-
Amortization of loan fees	1,245	1,101	946
Bank charges	240	379	243
Amortization of deferred loss on termination of financial instruments	154	877	2,173
Change in fair value of non-hedging financial instruments	5,003	(6,097)	(5,339)

Net total	43,074	40,917	51,576

At December 31, 2014, the Company was committed to seven floating-to-fixed interest rate swaps with major financial institutions covering notional amounts aggregating to $301,763 maturing from March 2016 through March 2021, on which it pays fixed rates averaging 3.61% and receives floating rates based on the six-month London interbank offered rate (“LIBOR”) (Note 15).

At December 31, 2014, the Company held six of the seven interest rate swap agreements, designated and qualifying as cash flow hedges, in order to hedge its exposure to interest rate fluctuations associated with its debt covering notional amounts aggregating to $249,013.

The fair value of such financial instruments as of December 31, 2014 and 2013 in aggregate amounted to $7,046 (negative) and $3,409 (negative), respectively. The estimated net amount of cash flow hedge losses at December 31, 2014 that is estimated to be reclassified into earnings within the next twelve months is $3,138.

At December 31, 2014 and 2013, the Company held one and two interest rate swaps respectively, that did not meet hedge accounting criteria. As such, the changes in their fair values during 2014 and 2013 have been included in change in fair value of non-hedging financial instruments in the table above, and amounted to $1,960 (positive) and $6,025 (positive), respectively. In March 2010, one of these swaps was de-designated as a hedging swap and the remaining loss included in Accumulated other comprehensive loss, and for which the associated future cash flows are deemed probable of occurring (nil at December 31, 2014), was being amortized to income over the term of the original hedge provided that the variable-rate interest obligations continue. The amount of such loss amortized during 2014 and 2013 was $154 and $877, respectively.

At December 31, 2014 and 2013, the Company had seven and five bunker swap agreements, respectively in order to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by its vessels. The fair value of these financial instruments as of December 31, 2014 and 2013 was $9,228 (negative) and $177 (positive), respectively and the changes in their fair values during 2014 and 2013 amounting to $9,405 (negative) and $72 (positive), respectively have been included in Change in fair value of non-hedging financial instruments in the table above, as such agreements do not meet the hedging criteria. During the fourth quarter of 2014 the Company entered into three bunker put option agreements at a premium of $1,199 in order to reduce the losses of the bunker swap agreements previously entered into. The value of those put options at December 31, 2014 was $2,443 and the change in their fair values since acquisition was $1,244 (positive) and has been included in Change in fair value of non-hedging financial instruments in the table above, as also those agreements do not meet the hedging criteria.